UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 18, 2013

WEST COAST BANCORP

(Exact name of registrant as specified in its charter)

Oregon	001-34509	93-0810577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5335 Meadows Road, Suite 201, Lake Oswego, Oregon	97035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 684-0884

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

A special meeting of shareholders of West Coast Bancorp (“West Coast”) was held on March 18, 2013. The special meeting was held in order to vote upon the following proposals set forth in West Coast’s definitive proxy statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 6, 2013: (1) to approve the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 25, 2012, by and among Columbia Banking System, Inc. (“Columbia”), West Coast, and Sub (as defined therein) (the “Merger Proposal”); (2) to approve, on a non-binding, advisory basis, the compensation to be paid to West Coast’s named executive officers that is based on or otherwise relates to the merger (the “Merger-Related Named Executive Officer Compensation Proposal”); and (3) to approve one or more adjournments of the special meeting of the shareholders of West Coast, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Merger Proposal (the “West Coast Adjournment Proposal”). At the special meeting, the Merger Proposal was approved by the affirmative vote of a majority of the outstanding shares of West Coast common stock entitled to vote at the special meeting. In addition, the Merger-Related Named Executive Officer Compensation Proposal was also approved by West Coast shareholders. Sufficient votes were also received to approve the West Coast Adjournment Proposal, but an adjournment was not necessary in light of the approval of the Merger Proposal.

There were 19,317,312 shares of West Coast common stock issued and outstanding on the record date and eligible to be voted at the special meeting and 16,453,675 shares represented in person or by proxy at the special meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the special meeting and the final voting results for each proposal were as follows:

1.	The Merger Proposal

For	Against	Abstain	Broker Non-Votes
16,292,629	82,044	79,002	—

2.	The Merger-Related Named Executive Officer Compensation Proposal

For	Against	Abstain	Broker Non-Votes
11,694,735	4,642,661	116,279	—

3.	The West Coast Adjournment Proposal

For	Against	Abstain	Broker Non-Votes
15,547,874	804,157	101,644	—

Item 8.01.	Other Events

On March 18, 2013, West Coast and Columbia issued a joint press release announcing that the shareholders of West Coast and Columbia approved the Merger Agreement and the issuance of Columbia shares in connection with the pending merger, respectively, and also announcing the election deadline in connection with the pending merger of 5:00 P.M. Pacific Daylight Time on March 24, 2013, and the receipt of requisite regulatory approvals for the merger, which is expected to be completed on or about April 1, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

This filing may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the performance or achievements of Columbia or West Coast to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither Columbia nor West Coast assumes any duty to update forward looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Columbia and West Coast, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in Columbia’s stock price before closing, including as a result of the financial performance of West Coast prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Columbia and West Coast operate; (iv) the ability to promptly and effectively integrate the businesses of Columbia and West Coast; (v) the reaction to the transaction of the companies’ customers, employees and counterparties; and (vi) diversion of management time on merger-related issues. For more information, see the risk factors described in each of Columbia’s and West Coast’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.

Important Additional Information

In connection with the proposed merger between West Coast and Columbia, on November 2, 2012, Columbia filed with the SEC a Registration Statement on Form S-4 that included a Proxy Statement of Columbia and West Coast as a prospectus, and filed amendments to such Registration Statement on December 28, 2012, January 17, 2013, and January 30, 2013, as well as other relevant documents concerning the proposed transaction. In addition, West Coast filed a definitive Proxy Statement on February 6, 2013, which was mailed to shareholders on or about February 7, 2013. SHAREHOLDERS OF WEST COAST AND COLUMBIA ARE URGED TO READ THE REGISTRATION STATEMENT, AS AMENDED, AND THE PROXY STATEMENT REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

A free copy of the Registration Statement and Proxy Statement, as well as other filings containing information about West Coast and Columbia, may be obtained at the SEC’s Internet site (http://www.sec.gov). Copies can also be obtained, free of charge, by directing a written request to Columbia Banking System, Inc., Attention: Corporate Secretary, 1301 A Street, Suite 800, Tacoma, Washington 98401-2156 or to West Coast Bancorp, 5335 Meadows Road, Suite 201, Lake Oswego, Oregon 97035.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Joint Press Release, dated March 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST COAST BANCORP

Date: March 18, 2013	By:	/s/ Robert D. Sznewajs
	Name:	Robert D. Sznewajs
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release, dated March 18, 2013.

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